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                                                                    Exhibit 10.5



                          CARRIER 1 INTERNATIONAL S.A.
                             MASTER OPTION AGREEMENT



         This Agreement is by and between Carrier 1 International S.A., a Luxembourg SOCIETE ANONYME (the "Company"), and the entities listed on the signature pages hereto (the "Employers" and each an "Employer").

                              W I T N E S S E T H:

         WHEREAS, the Company wishes to provide certain employees of the Company and any other Related Corporations (as defined below) with an opportunity to participate in the ownership of the Company and its future growth through the grant of certain options and has set up the Carrier 1 International S.A. 1998 Share Option Plan (the "Plan"), effective as of March 1, 1999 applicable to such employees;

         WHEREAS, each Employer has entered into or will enter into one or more Carrier 1 International S.A. Option Agreements (the "Employee Option Agreements") with certain employees (the "Optionees" providing for the grant by the Employer of options (the "Employee Options") over certain Option Shares (as defined below), in each case in accordance with the Plan; and

         WHEREAS, the Company wishes to grant to each Employer the rights provided herein for the sole purpose of enabling each Employer to carry out its obligations under the Employee Option Agreements to which it is a party in accordance with the Plan;

         NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

         1. GRANT OF OPTION. The Company hereby grants to each Employer, subject to the terms and conditions herein, the right and option to purchase from the Company the number of Option Shares necessary for such Employer to carry out its obligations under any Employee Option Agreement for the grant of any Employee Options approved by the Board or the Committee (as defined in the Plan) at a purchase price equal to the Fair Market Value (as defined below) (the "Master Option").

         2. DEFINITIONS. All capitalized terms used herein but not defined herein shall have the meanings ascribed such terms in the Plan. For the purposes of this Agreement, the following terms shall have the meanings set forth in this
Section 2:




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                (a) FAIR MARKET VALUE. "Fair Market Value" with respect to any
Option Shares means the value of the Option Shares determined as of the date (the "Valuation Date") prior to the date of the Notice (as defined in Section 3(b) below). The Fair Market Value of the Shares shall be determined by the mutual agreement of the Employer and the Company, within ten (10) days after the Valuation Date. If the Employer and the Company fail to agree on the Fair Market Value of the Shares during such ten (10) day period, the Fair Market Value of the Shares shall be determined by the Board of Directors of Carrier One, LLC.

                (b) OPTION SHARES. "Option Shares" shall mean a total of up to 2,222,222 Shares.

                (c) PERSON. "Person" shall mean an individual, partnership, corporation, association, trust, joint venture, unincorporated organization and any government, governmental department or agency or political subdivision thereof or other entity.

                (d) RELATED CORPORATION. "Related Corporation" shall have the meaning provided in the Plan.

                (e) SHARES. "Shares" shall mean ordinary shares of the Company.

         3. TERMS AND CONDITIONS. It is understood and agreed that the Master Option evidenced hereby is subject to the following terms and conditions:

                (a) TIMING: NUMBER OF SHARES. An Employer may exercise the Master Option in whole or in part on one or more occasions, but only upon and after the exercise by an Optionee of an Employee Option granted under an Employee Option Agreement with such Employer in accordance with its terms and only for a number of Option Shares equal to the number of Option Shares for which the Optionee has so exercised its Employee Option.

                (b) EXERCISE OF OPTION. This Master Option may be exercised by giving written notice (the "Notice") to the Company at its principal office address, or to such transfer agent as the Company shall designate. Such notice shall specify the number of Shares as to which this Master Option is being exercised and the applicable Employee Option Agreement. Unless otherwise agreed, the payment of the purchase price therefor shall be made immediately following the determination of the Fair Market Value in United States dollars in cash.

                (c) NON-TRANSFERABILITY. No Master Option shall be assignable or transferable by an Employer except that any Master Option may be transferred to another Employer which is a party to this Agreement.

                (d) CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. Upon the occurrence of any of the following events, the Employers' rights with respect to this Master Option shall be adjusted as hereinafter provided:

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                  (i) SHARE DIVIDENDS AND SHARE SPLITS. If the Shares shall be subdivided or combined into a greater or smaller number of Shares or if the Company shall issue any Shares as a share dividend on its outstanding Shares, the number of Shares deliverable upon the exercise of this Master Option shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per Share to reflect such subdivision, combination or share dividend.

                  (ii) CONSOLIDATIONS OR MERGERS. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall either (i) make appropriate provision for the continuation of the Master Option by substituting on an equitable basis for the Shares then subject to the Master Option either (a) the consideration payable with respect to the outstanding shares in connection with the Acquisition, (b) equity securities of the surviving corporation or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall approximate the fair market value of the Shares subject to the Master Option immediately preceding the Acquisition; or (ii) upon written notice to the Employers, provide that the Master Option must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Master Option shall terminate; or (iii) terminate the Master Option in exchange for a cash payment equal to the excess of the fair market value of the Shares subject to the Employee Options (to the extent then exercisable) over the exercise price thereof.

                  (iii) RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph (ii) above) pursuant to which securities of the Company or of another corporation or entity are issued with respect to the outstanding Shares, an Employer upon exercising this Master Option shall be entitled to receive for the purchase price paid upon such exercise the securities it would have received if it had exercised this Master Option prior to such recapitalization or reorganization.

                  (iv) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, this Master Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

                  (v) FRACTIONAL SHARES. No fractional Shares shall be issued pursuant to an exercise of this Master Option.

               (e) MODIFICATION OF OPTION. The Committee shall have the authority to instruct the Employer to effect, at any time and from time to time, the modification of the terms of this Agreement and of any Employee Option Agreement (subject to the limitations contained in the Plan).



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                (f) COMPLIANCE WITH LAW AND REGULATIONS. This Master Option
and the obligation of the Company to sell and deliver Shares hereunder shall be subject to all applicable laws, rules and regulations of any jurisdiction and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for Shares prior to (i) the listing of such Shares on any stock exchange on which the Shares may then be listed, and (ii) the completion of any registration or qualification of such Shares under any applicable law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, this Master Option may not be exercised if its exercise, or the receipt of Shares pursuant thereto, would be contrary to applicable law.

         4. RESTRICTIONS ON DISPOSITION. All Shares acquired by the Employer pursuant to this Agreement shall be held solely on behalf of the relevant Optionee, and shall be used without delay to satisfy the obligations of the Employer under the respective Employee Option Agreement.

         5. NOTICES. Any notice hereunder to the Company shall be addressed to it at c/o Carrier One AG, Regus Building, Stockerhof, Dreikonig Strasse 31A, 8002 Zurich, Switzerland, with a copy to Providence Equity Partners, 900 Fleet Center, 50 Kennedy Plaza, Providence, RI 02903 and any notice hereunder to an Employer shall be addressed to it c/o Carrier One AG, Regus Building, Stakerhof, Dreikonig Strasse 31A, 8002 Zurich, Switzerland, subject to the right of either party to designate at any time hereafter in writing some other address.

         6. GOVERNING LAW: JURISDICTION. (a) This Agreement shall be construed and administered in accordance with and governed by the laws of Luxembourg.

         (b). The courts of England have jurisdiction to hear and decide any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Agreement (respectively, "PROCEEDINGS" and "DISPUTES") and for this purpose each party irrevocably submits to the jurisdiction of the Courts of England.

         (c). Paragraph (b) above does not prevent any party to this Agreement from taking proceedings relating to Proceedings or Disputes in any other courts with jurisdiction.

         (d). Each party irrevocably waives any objection which it might at any time have to the courts of England being nominated as the forum to hear and decide any Proceedings and to settle any disputes and agrees not to claim that the courts of England are not a convenient or appropriate forum.


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         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and each Employer has executed this Agreement as of March 1, 1999.



                                    CARRIER 1 INTERNATIONAL S.A.


                                    By:  /s/ Stig Johansson
                                         ------------------
                                          Name:
                                          Title:



                                    CARRIER 1 INTERNATIONAL
                                    GMBH

                                    By:  /s/ Stig Johansson
                                         ------------------
                                         Name:
                                         Title:



                                    CARRIER 1 GMBH & CO. KG

                                    By:  /s/ Stig Johansson
                                         ------------------
                                         Name:
                                         Title:



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                                    CARRIER 1 UK LIMITED
                                    By:  /s/ Stig Johansson
                                         ------------------
                                         Name:
                                         Title:

                                    CARRIER 1 BV

                                    By:  /s/ Stig Johansson
                                         ------------------
                                         Name:
                                         Title:

                                    CARRIER 1 INTERNATIONAL
                                    MANAGEMENT COMPANY

                                    By:  /s/ Stig Johansson
                                         ------------------
                                         Name:
                                         Title:


                                    CARRIER 1 FRANCE S.A.R.L.

                                    By:  /s/ Stig Johansson
                                         ------------------
                                         Name:
                                         Title:

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